UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2026

TAYLOR MORRISON HOME CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35873	83-2026677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

(Address of Principal Executive Offices, including zip code)

(480) 840-8100

(Registrant’s telephone number, including area code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 22, 2026, Taylor Morrison Home Corporation, a Delaware corporation (“TMHC”), held a special meeting of stockholders (the “TMHC Special Meeting”) at which holders of TMHC’s common stock, par value $0.00001 per share (“TMHC Common Stock”), voted on the proposals identified in the definitive proxy statement filed with the Securities and Exchange Commission on June 23, 2026 relating to the transactions contemplated by the Agreement and Plan of Merger, dated as of May 31, 2026 (as amended or modified from time to time, the “Merger Agreement”), by and among TMHC, Berkshire Hathaway Inc., a Delaware corporation (“Parent”), and WXYZ Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Of the 91,999,956 shares of TMHC Common Stock issued and outstanding and entitled to vote at the close of business on June 22, 2026, the record date for the TMHC Special Meeting, 78,171,662 shares were present in person or represented by proxy at the TMHC Special Meeting, which constituted a quorum. The voting results were as follows:

1. The proposal to adopt the Merger Agreement (the “Merger Proposal”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will be merged with and into TMHC, the separate corporate existence of Merger Sub will cease, and TMHC will survive the merger as a wholly owned subsidiary of Parent (the “Merger”):

Votes For	Votes Against	Abstentions
75,830,360	2,333,091	8,211

2. The proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of TMHC in connection with the consummation of the Merger:

Votes For	Votes Against	Abstentions
70,009,828	8,095,053	66,781

3. In connection with the TMHC Special Meeting, the board of directors of TMHC also solicited proxies with respect to the proposal to adjourn the TMHC Special Meeting from time to time, as determined in accordance with the Merger Agreement by the board of directors of TMHC, including for the purpose of soliciting additional votes for the approval of the Merger Proposal if there were insufficient votes at the time of the TMHC Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). The Adjournment Proposal was not submitted to TMHC stockholders for approval at the TMHC Special Meeting because a quorum of stockholders entitled to vote at the TMHC Special Meeting was present or represented by proxy and the TMHC stockholders approved the Merger Proposal.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects with respect to the proposed Merger. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the ability of the parties to complete the proposed transaction on the anticipated terms and timing, or at all, (ii) the satisfaction or waiver of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors or officers, including the delay, expense or other effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain, motivate, and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; and (xvii) other risks set forth under the heading “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the Company’s subsequent filings with the Securities and Exchange Commission (“SEC”). You should not rely upon forward-looking statements as predictions of future events. Actual results and outcomes could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAYLOR MORRISON HOME CORPORATION

Date: July 22, 2026	By:	/s/ Todd Merrill
Todd Merrill
Executive Vice President, Chief Legal Officer and Secretary